Exhibit 10.20

AMENDMENT no. 6
TO FOURTH amended and restated CREDIT AGREEMENT

This AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of July 2, 2020, and is entered into by and among GENESIS HEALTHCARE, INC., a Delaware corporation (“Genesis Healthcare”), GENESIS HEALTHCARE LLC, a Delaware limited liability company (“Genesis Holdings”), FC-GEN OPERATIONS INVESTMENT, LLC, a Delaware limited liability company (“LLC Parent”), Genesis Healthcare’s direct and indirect subsidiaries listed on Annex I-A hereto (together with Genesis Healthcare, Genesis Holdings and LLC Parent, collectively, “Borrowers”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as administrative agent (successor-by-assignment to Healthcare Financial Solutions, LLC, in such capacity, the “Administrative Agent”), and the Lenders party hereto and is made with reference to that certain Fourth Amended and Restated Credit Agreement, dated as of March 6, 2018 (as amended or modified prior to the date hereof, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Genesis Healthcare, certain Subsidiaries of Genesis Healthcare from time to time party thereto, the lenders from time to time party thereto and the Administrative Agent, made by Genesis Healthcare, the other entities party thereto as Borrowers (as such term is defined therein), the parties thereto as Guarantors (as such term is defined therein) and each other Person (as such term is defined therein) becoming party thereto pursuant to Section 7.10 therein in favor of Administrative Agent for the Secured Parties.  Unless otherwise stated, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Borrowers have requested, and Administrative Agent and the Lenders have agreed, to amend the Credit Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.AMENDMENTS TO CREDIT AGREEMENT Subject to the terms and conditions of this Amendment, including, without limitation, the conditions to effectiveness set forth in Section II below, the Credit Agreement is amended as follows.
1.1Investments.  Section 8.4(t) of the Credit Agreement is hereby deleted in its entirety and restated to read as follows:

“(t)so long as no Default or Event of Default shall have occurred and be continuing at the time thereof or would result therefrom, Investments in joint ventures in an aggregate amount not to exceed $100,000,000 at any time outstanding, provided (i) such Investments were in existence as of, and including, the Investment Threshold Date, as set forth on Schedule 8.4(t), (ii) such Investments are made in connection with those certain joint venture transactions with (A) New Generation Health, LLC and known as Bold Quail Holdings LLC, or (B) Cascade Capital Group, LLC or certain of its affiliates and known as CCGEN Holdings LLC or (iii) any other Investment not specifically identified in clauses (i) or (ii) which does not exceed $15,000,000 individually.”

1.2Schedule 8.4(t).  Schedule 8.4(t) attached hereto is hereby attached as Schedule 8.4(t) to the Credit Agreement.
SECTION II.CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon Administrative Agent’s receipt of this fully executed Amendment which shall be originals, facsimiles or “pdf” or similar electronic format (followed promptly by originals) unless otherwise specified, properly executed by a Responsible Officer of the signing Loan Party and each Lender whose consent is required hereunder.

SECTION III.Costs, Fees and Expenses.

Borrowers shall be responsible for the payment of all reasonable costs, fees and expenses of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents.  If Administrative Agent uses in-house counsel for any of these purposes, Borrowers shall be responsible for reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Administrative Agent for the work performed; provided that, in accordance with Section 11.3 of the Credit Agreement, the rate charged for such work performed by in-house counsel shall not exceed $450.00 per hour, and Borrowers shall not be liable for in-house legal fees for the same matters on which outside legal counsel has been engaged.  All such costs, fees and expenses shall be paid with proceeds of Revolving Loans.

SECTION IV.Confirmation of Representations and Warranties; Liens; No Default.

Each Loan Party that is party hereto hereby confirms that (i) all of the representations and warranties set forth in the Loan Documents to which it is a party continue to be true and correct in all material respects as of the date hereof as if made on the date hereof and as if fully set forth herein, except to the extent (A) such representations and warranties by their terms expressly relate only to a prior date (in which case such representations and warranties shall be true and correct in all material respects as of such prior date) or (B) any such representation or warranty is no longer true, correct or complete due to the occurrence of one or more events that are permitted to occur (or are not otherwise prohibited) under the Loan Documents, (ii) there are no continuing Defaults or Events of Default that have not been waived or cured, (iii) subject to the terms and conditions of the Loan Documents, Administrative Agent has and shall continue to have valid, enforceable and perfected Liens on the Collateral with the priority set forth in the Intercreditor Agreement, for the benefit of the Secured Parties, pursuant to the Loan Documents or otherwise granted to or held by Administrative Agent, for the benefit of the Secured Parties, subject only to Permitted Liens, and (iv) the agreements and obligations of Borrowers and each other Loan Party contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrowers and each other Loan Party, enforceable against Borrowers and each other Loan Party in accordance with their respective terms, except to the extent limited by general principles of

2

equity and by bankruptcy, insolvency, fraudulent conveyance, or other similar laws affecting creditors’ rights generally.

SECTION V.REAFFIRMATION OF LOAN DOCUMENTS
5.1By executing and delivering this Amendment, each Loan Party hereby (i) reaffirms, ratifies and confirms its Obligations under the Loan Documents, each as may be amended hereby, (ii) agrees that this Amendment shall be a “Loan Document” under the Credit Agreement and (iii) hereby expressly agrees that the Credit Agreement and each other Loan Document shall remain in full force and effect as modified by this Amendment. Each Lender executing this Amendment hereby declines the issuance of one or more Notes evidencing its Commitment.
5.2Without limiting the generality of the foregoing, each Loan Party hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated thereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented, amended, amended and restated or otherwise modified in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.
SECTION VI.RELEASE OF ADMINISTRATIVE AGENT AND LENDERS

As of the date of this Amendment, each Loan Party (a) agrees that, to its knowledge, Administrative Agent and each Lender has fully complied with its obligations under each Loan Document required to be performed prior to the date hereof, (b) agrees that no Loan Party has any defenses to the validity, enforceability or binding effect of any Loan Document and (c) fully and irrevocably releases any claims of any nature whatsoever that it may now have against Administrative Agent, and each Lender and relating in any way to this Amendment, the Loan Documents or the transactions contemplated hereby or thereby.

SECTION VII.MISCELLANEOUS
7.1Effect on Other Loan Documents.  Except as expressly set forth in this Amendment, the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect. This Amendment shall be limited precisely and expressly as drafted and shall not be construed as consent to the amendment, restatement, modification, supplementation or waiver of any other terms or provisions of the Credit Agreement or any other Loan Document.
7.2Headings.  Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.
7.3Loan Document.  This Amendment shall constitute a “Loan Document” under the terms of the Credit Agreement.
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7.4Costs and Expenses.  The payment of all fees, costs and expenses incurred by Administrative Agent in connection with the preparation and negotiation of this Amendment shall be governed by Section 11.3 of the Credit Agreement.
7.5Successors/Assigns.  This Amendment shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Loan Documents.
7.6Applicable Law; Miscellaneous.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.  The provisions of Sections 11.13, 11.14 and 11.15 of the Credit Agreement are incorporated by reference herein and made a part hereof.
7.7Counterparts.  This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of this Amendment by facsimile transmission or Electronic Transmission shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.
7.8Further Assurances.  Each of the Loan Parties shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by Administrative Agent to effectuate the purposes of this Amendment.

[Remainder of this page intentionally left blank.]

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BORROWERS:	GENESIS HEALTHCARE, INC., a Delaware corporation By:/s/ Stephen S. Young Steven S. Young Treasurer
FC-GEN OPERATIONS INVESTMENT, LLC, a Delaware limited liability company By:/s/ Stephen S. Young Steven S. Young Treasurer
GENESIS HEALTHCARE LLC, a Delaware limited liability company By:/s/ Stephen S. Young Steven S. Young Treasurer
EACH OF THE ENTITIES LISTED ON ANNEX I-A ATTACHED HERETO: By: FC-GEN Operations Investments, LLC, its authorized agent By:/s/ Stephen S. Young Steven S. Young Treasurer
SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

MIDCAP FUNDING IV TRUST, a Delaware statutory trust

By:Apollo Capital Management, L.P.
Its:Investment Manager

By:Apollo Capital Management GP, LLC
Its: General Partner

By:/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:

MIDCAP FINANCIAL TRUST, a Delaware statutory trust

By:Apollo Capital Management, L.P.
Its:Investment Manager

By:Apollo Capital Management GP, LLC
Its:General Partner

By:/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

MIDCAP FUNDING IV TRUST, a Delaware statutory trust

By:Apollo Capital Management, L.P.
Its:Investment Manager

By:Apollo Capital Management GP, LLC
Its:General Partner

By:/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

MIDCAP FUNDING XVI TRUST, a Delaware statutory trust

By:Apollo Capital Management, L.P.
Its:Investment Manager

By:Apollo Capital Management GP, LLC
Its:General Partner

By:/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:

MIDCAP FUNDING XXX TRUST, a Delaware statutory trust

By:Apollo Capital Management, L.P.
Its:Investment Manager

By:Apollo Capital Management GP, LLC
Its:General Partner

By:/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	MCO FINANCING LP By:Apollo Capital Management, L.P. Its:Investment Manager By:Apollo Capital Management GP, LLC Its:General Partner By:/s/ Maurice Amsellem Maurice Amsellem Authorized Signatory
SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	APOLLO INVESTMENT CORPORATION By:Apollo Investment Management, L.P. Its:Advisor By:ACC Management GP, LLC Its:General Partner By:/s/ Joseph D. Glatt Joseph D. Glatt Authorized Signatory
SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

TRANQUILIDADE DIVERSIFIED INCOME ICAV, an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Tranquilidade Loan Origination Fund

By:Apollo Management International LLP,
Its:Portfolio Manager

By:AMI (Holdings), LLC
Its:Member

By:/s/ Joseph D. Glatt
Joseph D. Glatt
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

AMISSIMA DIVERSIFIED INCOME ICAV, an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Amissima Loan Origination Fund

By:Apollo Management International LLP
Its:Portfolio Manager

By:AMI (Holdings), LLC
Its:Member

By:/s/ Joseph D. Glatt
Joseph D. Glatt
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:

APOLLO CREDIT FUNDS ICAV, an Umbrella Irish Collective Asset Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Apollo Helius Loan Fund

By:ACF Europe Management, LLC
Its:Portfolio Manager

By:Apollo Capital Management, L.P.
Its:Sole Member

By:Apollo Capital Management GP, LLC
Its:General Partner

By:/s/ Joseph D. Glatt
Joseph D. Glatt
Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BCSSS INVESTMENTS 2 S.À R.L. By:Apollo Capital Management, L.P. Its:Investment Manager By:Apollo Capital Management GP, LLC Its:General Partner By:/s/ Joseph D. Glatt Joseph D. Glatt Authorized Signatory
SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By:Apollo Insurance Solutions Group LP
Its:Investment Adviser

By: AISG GP Ltd.

Its: General Partner

By: /s/ Matt O’Mara
Name: Matt O’Mara
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By:Apollo Insurance Solutions Group LP
Its:Investment Adviser

By: AISG GP Ltd.

Its: General Partner

By: /s/ Matt O’Mara
Name: Matt O’Mara
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	WOODMONT 2017-2 TRUST By:MidCap Financial Services Capital Management, LLC Its:Collateral Manager By:/s/ John O’Dea John O’Dea Authorized Signatory
SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	33RD STREET FUNDING LLC By:/s/ Gregg A. Bresner Gregg A. Bresner Chief Investment Officer
34TH STREET FUNDING LLC By:/s/ Gregg A. Bresner Gregg A. Bresner Chief Investment Officer
CION SOF Funding, LLC By:/s/ Gregg A. Bresner Gregg Bresner Authorized Individual

SIGNATURE PAGE TO AMENDMENT NO. 6 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

annex i-A

borrowers

Name	Jurisdiction
1 Emerson Drive North Operations LLC	CT
1 Emerson Drive South Operations LLC	CT
1 Magnolia Drive Operations LLC	MD
10 Woodland Drive Operations LLC	DE
100 Chambers Street Operations LLC	RI
100 Edella Road Operations LLC	PA
100 St. Claire Drive Operations LLC	DE
1000 Association Drive Operations LLC	WV
1000 Lincoln Drive Operations LLC	WV
1000 Orwigsburg Manor Drive Operations LLC	PA
1000 Schuylkill Manor Road Operations LLC	PA
101 13th Street Operations LLC	WV
101 Mills Place Operations LLC	OH
1020 South Main Street Operations LLC	PA
1080 Silver Lake Boulevard Operations LLC	DE
1104 Welsh Road Operations LLC	PA
1113 North Easton Road Operations LLC	PA
1145 Poquonnock Road Operations LLC	CT
115 East Melrose Avenue Operations LLC	MD
115 Sunset Road Operations LLC	NJ
1165 Easton Avenue Operations LLC	NJ
120 Murray Street Operations LLC	MA
1201 Rural Avenue Operations LLC	PA
1240 Pinebrook Road, LLC	DE
1245 Church Road Operations LLC	PA
1248 Hospital Drive Operations LLC	VT
125 Holly Road Operations LLC	PA
128 East State Street Associates, LLC	PA
1350 E. Lookout Drive Operations LLC	TX
1351 Old Freehold Road Operations LLC	NJ
140 Prescott Street Operations LLC	MA
1420 South Black Horse Pike Operations LLC	NJ
144 Magnolia Drive Operations LLC	NJ
1501 SE 24th Road, LLC	DE
1515 Lamberts Mill Road Operations LLC	NJ
1526 Lombard Street SNF Operations LLC	PA
1539 Country Club Road Operations LLC	WV
1543 Country Club Road Manor Operations LLC	WV
15810 South 42nd Street Operations LLC	AZ
16 Fusting Avenue Operations LLC	MD
Annex I-A - 1

Name	Jurisdiction
161 Bakers Ridge Road Operations LLC	WV
1631 Ritter Drive Operations LLC	WV
1650 Galisteo Street Operations LLC	NM
1660 Hospital Drive Operations LLC	NM
1680 Spring Creek Road Operations LLC	PA
1700 Pine Street Operations LLC	PA
1700 Wynwood Drive Operations LLC	NJ
1718 Spring Creek Road Operations LLC	PA
1775 Huntington Lane, LLC	DE
1801 Turnpike Street Operations LLC	MA
1801 Wentworth Road Operations LLC	MD
184 Bethlehem Pike Operations LLC	PA
191 Hackett Hill Road Operations LLC	NH
1980 Sunset Point Road, LLC	DE
2 Deer Park Drive Operations LLC	NJ
20 Summit Street Operations LLC	NJ
200 Marter Avenue Operations LLC	NJ
200 Reynolds Avenue Operations LLC	NJ
200 South Ritchie Avenue Operations LLC	WV
201 New Road Operations LLC	NJ
201 Wood Street Operations LLC	WV
2015 East West Highway Operations LLC	MD
205 Armstrong Avenue Operations LLC	MD
2101 Fairland Road Operations LLC	MD
215 West Brown Road Operations LLC	AZ
22 South Street Operations LLC	CT
22 Tuck Road Operations LLC	DE
2240 White Horse Mercerville Road Operations LLC	NJ
227 Evergreen Road Operations LLC	PA
227 Pleasant Street Operations LLC	NH
23 Fair Street Operations LLC	CT
2305 Rancocas Road Operations LLC	NJ
239 Pleasant Street Operations LLC	NH
24 Truckhouse Road Operations LLC	MD
2507 Chestnut Street Operations LLC	PA
255 West Brown Road Operations LLC	AZ
2600 Highlands Boulevard, North, LLC	DE
2601 Evesham Road Operations LLC	NJ
261 TERHUNE DRIVE OPERATIONS LLC	NJ
262 Toll Gate Road Operations LLC	PA
279 Cabot Street Operations LLC	MA
290 Hanover Street Operations LLC	DE
290 Red School Lane Operations LLC	NJ
Annex I-A - 2

Name	Jurisdiction
2900 Twelfth Street North, LLC	DE
298 Main Street Operations LLC	NH
3 Park Drive Operations LLC	MA
30 Princeton Boulevard Operations LLC	MA
30 West Avenue Operations LLC	PA
300 Courtright Street Operations LLC	PA
300 Pearl Street Operations LLC	VT
3000 Balfour Circle Operations LLC	PA
3001 Evesham Road Operations LLC	NJ
315 Upper Riverdale Road LLC	GA
32 Hospital Hill Road Operations LLC	MA
3227 Bel Pre Road Operations LLC	MD
329 Exempla Circle Operations LLC	CO
333 Grand Avenue Operations LLC	NJ
336 South West End Avenue Operations LLC	PA
3485 Davisville Road Operations LLC	PA
35 Marc Drive Operations LLC	CT
35 Milkshake Lane Operations LLC	MD
350 Haws Lane Operations LLC	PA
3514 Fowler Avenue Operations LLC	NM
3720 Church Rock Street Operations LLC	NM
3809 Bayshore Road Operations LLC	NJ
3865 Tampa Road, LLC	DE
390 Red School Lane Operations LLC	NJ
4 Hazel Avenue Operations LLC	CT
40 Parkhurst Road Operations LLC	MA
400 Groton Road Operations LLC	MA
400 Vision Drive Operations LLC	NC
4140 Old Washington Highway Operations LLC	MD
419 Harding Street Operations LLC	NM
422 23rd Street Operations LLC	WV
44 Keystone Drive Operations LLC	MA
440 North River Street Operations LLC	PA
450 East Philadelphia Avenue Operations LLC	PA
455 Brayton Avenue Operations LLC	MA
4602 Northgate Court, LLC	DE
462 Main Street Operations LLC	MA
464 Main Street Operations LLC	MA
475 Jack Martin Boulevard Operations LLC	NJ
4901 North Main Street Operations LLC	MA
4927 Voorhees Road, LLC	DE
500 East Philadelphia Avenue Operations LLC	PA
5101 North Park Drive Operations LLC	NJ
Annex I-A - 3

Name	Jurisdiction
515 Brightfield Road Operations LLC	MD
525 Glenburn Avenue Operations LLC	MD
530 Macoby Street Operations LLC	PA
536 Ridge Road Operations LLC	NJ
54 Sharp Street Operations LLC	NJ
5485 Perkiomen Avenue Operations LLC	PA
549 Baltimore Pike Operations LLC	PA
55 Cooper Street Operations LLC	MA
55 Kondracki Lane Operations LLC	CT
5501 Perkiomen Avenue Operations LLC	PA
56 Hamilton Avenue Operations LLC	NJ
56 West Frederick Street Operations LLC	MD
59 Harrington Court Operations LLC	CT
590 North Poplar Fork Road Operations LLC	WV
600 Paoli Pointe Drive Operations LLC	PA
6000 Bellona Avenue Operations LLC	MD
61 Cooper Street Operations LLC	MA
610 Dutchman’s Lane Operations LLC	MD
610 Townbank Road Operations LLC	NJ
613 Hammonds Lane Operations LLC	MD
625 State Highway 34 Operations LLC	NJ
63 Country Village Road Operations LLC	NH
642 Metacom Avenue Operations LLC	DE
65 Cooper Street Operations LLC	MA
650 Edison Avenue Operations LLC	PA
70 Gill Avenue Operations LLC	DE
700 Toll House Avenue Operations LLC	MD
715 East King Street Operations LLC	DE
72 Salmon Brook Drive Operations LLC	CT
7232 German Hill Road Operations LLC	MD
735 Putnam Pike Operations LLC	DE
7395 W. Eastman Place Operations LLC	CO
740 Oak Hill Road Operations LLC	RI
75 Hickle Street Operations LLC	PA
7520 Surratts Road Operations LLC	MD
7525 Carroll Avenue Operations LLC	MD
77 Madison Avenue Operations LLC	NJ
7700 York Road Operations LLC	MD
777 Lafayette Road Operations LLC	DE
78 Opal Street LLC	GA
8 Rose Street Operations LLC	WV
800 West Miner Street Operations LLC	PA
8015 Lawndale Street Operations LLC	PA
Annex I-A - 4

Name	Jurisdiction
803 Hacienda Lane Operations LLC	NM
810 South Broom Street Operations LLC	DE
825 SUMMIT STREET OPERATIONS LLC	WV
84 Cold Hill Road Operations LLC	NJ
840 Lee Road Operations LLC	WV
841 Merrimack Street Operations LLC	MA
843 Wilbur Avenue Operations LLC	NJ
845 Paddock Avenue Operations LLC	CT
850 Paper Mill Road Operations LLC	PA
8710 Emge Road Operations LLC	MD
8720 Emge Road Operations LLC	MD
89 Morton Street Operations LLC	MA
899 Cecil Avenue Operations LLC	MD
905 Penllyn Pike Operations LLC	PA
91 Country Village Road Operations LLC	NH
9101 Second Avenue Operations LLC	MD
920 South Main Street Operations LLC	OH
93 Main Street SNF Operations LLC	NH
932 Broadway Operations LLC	DE
9701 Medical Center Drive Operations LLC	MD
9738 Westover Hills Boulevard Operations LLC	TX
98 Hospitality Drive Operations LLC	VT
9940 West Union Hills Drive Operations LLC	AZ
Alexandria Care Center, LLC	DE
Alta Care Center, LLC	DE
Belen Meadows Healthcare and Rehabilitation Center, LLC	DE
Belmont Nursing Center, LLC	MA
Brier Oak on Sunset, LLC	DE
CareerStaff Unlimited, LLC	DE
Clairmont Longview Property, LLC	DE
Clairmont Longview, LLC	DE
Clovis Healthcare and Rehabilitation Center, LLC	DE
Colonial Tyler Care Center, LLC	DE
Courtyard JV LLC	MA
Crestview Nursing, LLC	DE
Diane Drive Operations LLC	WV
Dracut JV LLC	MA
Elmcrest Care Center, LLC	DE
FC-GEN Hospice Holdings, LLC	DE
Five Ninety Six Sheldon Road Operations LLC	DE
Flatonia Oak Manor, LLC	DE
Florida Holdings I, LLC	DE
Florida Holdings II, LLC	DE
Annex I-A - 5

Name	Jurisdiction
Florida Holdings III, LLC	DE
Fort Worth Center of Rehabilitation, LLC	DE
Forty Six Nichols Street Operations LLC	DE
Forty Six Nichols Street Property, LLC	VT
Fountain Care Center, LLC	DE
Franklin Woods JV LLC	MD
GEN BQ JV Holdings, LLC	DE
GEN BQ OMG Master Tenant LLC	DE
GEN-Next Holdco I, LLC	DE
GEN Operations I, LLC	DE
GEN Operations II, LLC	DE
GEN SF JV Holdings LLC	DE
Genesis Administrative Services LLC	DE
Genesis Bayview JV Holdings, LLC	MD
Genesis CO Holdings LLC	CO
Genesis CT Holdings LLC	CT
Genesis DE Holdings LLC	DE
Genesis Dynasty Operations LLC	DE
Genesis Eldercare Network Services, LLC	PA
Genesis ElderCare Physician Services, LLC	PA
Genesis Eldercare Rehabilitation Services, LLC	PA
Genesis Health Ventures of New Garden, LLC	PA
Genesis Holdings LLC	DE
Genesis IP LLC	DE
Genesis LGO Operations LLC	DE
Genesis MA Holdings LLC	MA
Genesis MD Holdings LLC	MD
Genesis NH Holdings LLC	NH
Genesis NJ Holdings LLC	NJ
Genesis OMG Operations LLC	DE
Genesis Operations II LLC	DE
Genesis Operations III LLC	DE
Genesis Operations IV LLC	DE
Genesis Operations LLC	DE
Genesis Operations V LLC	DE
Genesis Operations VI LLC	DE
Genesis PA Holdings LLC	PA
Genesis Partnership LLC	DE
Genesis ProStep, LLC	DE
Genesis RI Holdings LLC	RI
Genesis SNI Operations LLC	DE
Genesis Staffing Services LLC	PA
Genesis TX Holdings LLC	DE
Annex I-A - 6

Name	Jurisdiction
Genesis VA Holdings LLC	VA
Genesis VT Holdings LLC	VT
Genesis WV Holdings LLC	WV
GHC Burlington Woods Dialysis JV LLC	NJ
GHC Dialysis JV LLC	DE
GHC Holdings II LLC	DE
GHC Holdings LLC	DE
GHC JV Holdings LLC	DE
GHC Matawan Dialysis JV LLC	NJ
GHC Payroll LLC	DE
GHC Randallstown Dialysis JV LLC	MD
GHC SelectCare LLC	PA
GHC TX Operations LLC	TX
GHC Windsor Dialysis JV LLC	CT
Granite Ledges JV LLC	NH
Grant Manor LLC	DE
Great Falls Health Care Company, L.L.C.	MT
GRS JV LLC	DE
Guadalupe Seguin Property, LLC	DE
Guadalupe Valley Nursing Center, LLC	DE
Hallettsville Rehabilitation and Nursing Center, LLC	DE
Hallmark Investment Group, LLC	DE
Hallmark Rehabilitation GP, LLC	DE
Harborside Connecticut Limited Partnership	MA
Harborside Danbury Limited Partnership	MA
Harborside Health I LLC	DE
Harborside Healthcare Advisors Limited Partnership	MA
Harborside Healthcare Limited Partnership	MA
Harborside Healthcare, LLC	DE
Harborside Massachusetts Limited Partnership	MA
Harborside New Hampshire Limited Partnership	MA
Harborside North Toledo Limited Partnership	MA
Harborside of Cleveland Limited Partnership	MA
Harborside of Dayton Limited Partnership	MA
Harborside of Ohio Limited Partnership	MA
Harborside Point Place, LLC	DE
Harborside Rhode Island Limited Partnership	MA
Harborside Swanton, LLC	DE
Harborside Sylvania, LLC	DE
Harborside Toledo Business LLC	MA
Harborside Toledo Limited Partnership	MA
Harborside Troy, LLC	DE
HBR Bardwell LLC	DE
Annex I-A - 7

Name	Jurisdiction
HBR Barkely Drive, LLC	DE
Hbr Danbury, LLC	DE
HBR Elizabethtown, LLC	DE
HBR Kentucky, LLC	DE
HBR Madisonville, LLC	DE
HBR Paducah, LLC	DE
Hbr Stamford, LLC	DE
Hbr Trumbull, LLC	DE
HBR Woodburn, LLC	DE
HC 63 Operations LLC	WV
HHCI Limited Partnership	MA
Hospitality Lubbock Property, LLC	DE
Hospitality Nursing and Rehabilitation Center, LLC	DE
Huntington Place Limited Partnership	FL
Kansas City Transitional Care Center, LLC	DE
Kennett Center, L.P.	PA
KHI LLC	DE
Klondike Manor LLC	DE
Leisure Years Nursing, LLC	DE
Lincoln Highway JV LLC	PA
Lincoln Highway Operations LLC	PA
Live Oak Nursing Center, LLC	DE
Magnolia JV LLC	MD
Marietta Healthcare, LLC	DE
Maryland Harborside, LLC	MA
Massachusetts Holdings I, LLC	DE
Monument La Grange Property, LLC	DE
Monument Rehabilitation and Nursing Center, LLC	DE
Oakland Manor Nursing Center, LLC	DE
Odd Lot LLC	DE
Ohio Holdings I, LLC	DE
Owenton Manor Nursing, LLC	DE
PDDTSE LLC	DE
Peak Medical Assisted Living, LLC	DE
Peak Medical Colorado No. 2, LLC	DE
Peak Medical Colorado No. 3, LLC	DE
Peak Medical Idaho Operations, LLC	DE
Peak Medical Las Cruces No. 2, LLC	DE
Peak Medical Las Cruces, LLC	DE
Peak Medical Montana Operations, LLC	DE
Peak Medical New Mexico No. 3, LLC	DE
Peak Medical of Boise, LLC	DE
Peak Medical of Colorado, LLC	DE
Annex I-A - 8

Name	Jurisdiction
Peak Medical of Idaho, LLC	DE
Peak Medical of Utah, LLC	DE
Peak Medical Roswell, LLC	DE
Peak Medical, LLC	DE
Pine Tree Villa LLC	DE
PM Oxygen Services, LLC	DE
Post-Acute Innovations, LLC	DE
Post-Acute Support Services, LLC	DE
Property Resource Holdings, LLC	DE
Regency Health Services, LLC	DE
Regency Nursing, LLC	DE
Respiratory Health Services LLC	MD
Riverside Retirement Limited Partnership	MA
Romney Health Care Center Limited Partnership	WV
Route 92 Operations LLC	WV
Royalwood Care Center, LLC	DE
Saddle Shop Road Operations LLC	WV
Salisbury JV LLC	MD
Sharon Care Center, LLC	DE
SHG Partnership, LLC	DE
SHG Resources, LLC	DE
Skies Healthcare and Rehabilitation Center, LLC	DE
Skiles Avenue and Sterling Drive Urban Renewal Operations LLC	NJ
Skilled Healthcare, LLC	DE
Southwood Austin Property, LLC	DE
Southwood Care Center, LLC	DE
SR-73 AND LAKESIDE AVENUE OPERATIONS LLC	NJ
St. Anthony Healthcare and Rehabilitation Center, LLC	DE
St. Catherine Healthcare and Rehabilitation Center, LLC	DE
St. Elizabeth Healthcare and Rehabilitation Center, LLC	DE
St. John Healthcare and Rehabilitation Center, LLC	DE
St. Theresa Healthcare and Rehabilitation Center, LLC	DE
State Street Associates, L.P.	PA
State Street Kennett Square, LLC	DE
Stillwell Road Operations LLC	WV
Summit Care Parent, LLC	DE
Summit Care, LLC	DE
Sun Healthcare Group, Inc.	DE
SunBridge Beckley Health Care LLC	WV
SunBridge Care Enterprises, LLC	DE
SunBridge Carmichael Rehabilitation Center, LLC	CA
SunBridge Circleville Health Care LLC	OH
SunBridge Clipper Home of Portsmouth, LLC	NH
Annex I-A - 9

Name	Jurisdiction
SunBridge Clipper Home of Rochester, LLC	NH
SunBridge Dunbar Health Care LLC	WV
SunBridge Gardendale Health Care Center, LLC	GA
SunBridge Harbor View Rehabilitation Center, LLC	CA
SunBridge Healthcare, LLC	NM
SunBridge Marion Health Care LLC	OH
SunBridge Nursing Home, LLC	WA
SunBridge Paradise Rehabilitation Center, LLC	CA
SunBridge Putnam Health Care LLC	WV
SunBridge Regency - North Carolina, LLC	NC
SunBridge Regency - Tennessee, LLC	TN
SunBridge Retirement Care Associates, LLC	CO
SunBridge Salem Health Care LLC	WV
SunBridge Summers Landing, LLC	GA
SunDance Rehabilitation Agency, LLC	DE
SunDance Rehabilitation Holdco, Inc.	DE
SunDance Rehabilitation, LLC	CT
SunMark of New Mexico, LLC	NM
The Clairmont Tyler, LLC	DE
The Rehabilitation Center of Albuquerque, LLC	DE
The Rehabilitation Center of Omaha, LLC	DE
Three Mile Curve Operations LLC	WV
Town and Country Boerne Property, LLC	DE
Town and Country Manor, LLC	DE
Vintage Park At San Martin, LLC	DE
Wakefield Healthcare, LLC	DE
Westfield Healthcare, LLC	DE
Woodspoint LLC	DE

Annex I-A - 10